Mortgage Note

$11,998,900.00                               Huntsville, Alabama
                                             October 28, 1996

For value received, the undersigned, promises to pay to the order of WASHINGTON CAPITAL ASSOCIATES, INC., a corporation of the State of Delaware, or order, at its principal office at 1616 North Fort Myer Drive, Suite 1210, in the Commonwealth of Virginia or such other place as the holder may designate in writing, in lawful money of the United States of America, the principal sum of Eleven Million Nine Hundred Ninety-Eight Thousand Nine Hundred and No/100 Dollars ($11,998,900.00) with interest from date at the rate of seven and ninety hundredth per centum (7.90%) per annum on the unpaid balance until paid, in monthly installments as follows:

 Interest payable monthly on the first day of November, 1996 and on the first day of each month thereafter. Commencing on the first day of December, 1996, installments of interest and principal shall be paid in the sum of Eighty-Six Thousand Five Hundred Twenty-Seven and 20/100 Dollars ($86,527.20) each, such payments to continue monthly thereafter on the first day of each succeeding month during the entire indebtedness. In any event, balance of principal, if any, remaining unpaid, plus accrued interest shall be due and payable on November 1, 2027. The installments of interest and principal shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

 See attached Rider to Mortgage Note. The attached Rider to Mortgage Note is incorporated herein and is deemed to amend and supplement the terms hereof.

 If default be made in the payment of any installment under this note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney's fee.

 No default shall exist by reason of nonpayment of any required installment of principal so long as the amount of optional additional prepayments of principal already made pursuant to the privilege of prepayment set forth above equals or exceeds the amount of such required installment of principal.

 The makers, endorsers, sureties, guarantors, and all other parties now or hereafter personally liable hereon waive the benefit of valuation and appraisement laws and waive presentment, demand for payment, protest and notice of dishonor, and the endorsers, sureties, and guarantors consent that the owner or holder hereof shall have the right, without notice, to deal in any way at any time with any party hereto or to grant to any such party any extensions of time for payment of any of said indebtedness or any other indulgencies or forebearances whatsoever, or may release any of the security for this note, without in any way affecting the personal liability of any party hereunder.

 IN WITNESS WHEREOF, the undersigned Waterford Square Apartments has caused this note to be executed in its name and behalf by Robert D. Long, Jr., Vice President, of its Managing General Partner, Angeles Realty Corporation II, and attested by the Assistant Secretary, both thereunto duly authorized the day and year first above written.

                              WATERFORD SQUARE APARTMENTS, a
                              California general partnership
                                  By:  Angeles Realty Corporation II, a
                                  California corporation, Managing General
                                  Partner

By: /s/Kelley M. Beuchler         By:   /s/Robert D. Long, Jr.
    Kelley M. Beuchler                  Robert D. Long, Jr.
    Assistant Secretary                 Vice President

 I HEREBY CERTIFY that this is the note described in and secured by, mortgage of even date herewith, and in the same principal amount as herein stated and secured by real estate in the County of Madison, State of Alabama. Dated this 25th day of October 1996.

                                    /s/Jennifer Hester
                                            Notary Public

                                    Jennifer Hester
                                    My Commission Expires
                                    3/12/2001
                                    Waterford Square Apartments
                                    Huntsville, Alabama
                                    FHA Project No. 062-11068

                             RIDER TO MORTGAGE NOTE

 THIS RIDER is attached to and incorporated by reference in that certain Mortgage Note by WATERFORD SQUARE APARTMENTS, a California general partnership, to the order of WASHINGTON CAPITAL ASSOCIATES, INC. in the original principal amount of $11,998,900.00 and dated as of October 28, 1996 (the "Note").

1. LATE CHARGE. In the event that any installment, or part of any installment, due hereunder becomes delinquent for more than fifteen (15) days, there shall be due in addition to any other sums then due hereunder, a sum equal to two cents ($.02) on each dollar so delinquent to cover the extra expense involved in handling such delinquent payment. Such late charge shall be separately charged and collected and shall not be deducted from any monthly installment. Whenever, under the law of the State of Alabama, the amount of any such late charge is considered to be additional interest, this provision shall not be used to the extent that the rate of interest specified in this Note, together with the amount of the late charge, would aggregate an amount in excess of the maximum rate of interest permitted and would constitute usury.

2. PREPAYMENT PROVISIONS. Maker may not repay the Note in whole or in part prior to the tenth (10th) anniversary of commencement of amortization.

     The provisions of this Paragraph 2 shall not apply and no prepayment premium shall be collected by the Holder with respect to any prepayment which is made by or on behalf of Maker:

 pursuant to a requirement of the Secretary of Housing and Urban Development acting by and through the Federal Housing Commissioner (the "Secretary"); or from insurance proceeds as a result of damage to the property or condemnation awards which may, at the option of the Holder, be applied to reduce the indebtedness evidenced by the Note pursuant to the terms of the Mortgage given of even date to secured the indebtedness evidenced by the Note to which this Rider is attached.

 Any prepayment made hereunder shall be made on the last day of a calendar onth upon not less than thirty (30) days prior written notice to the Holder, hich notice shall specify the date on which prepayment is to be made.

3. HUD OVERRIDE. NOTWITHSTANDING ANY PREPAYMENT PROHIBITION IMPOSED AND/OR PENALTY REQUIRED BY THE NOTE WITH RESPECT TO THE PREPAYMENTS MADE PRIOR TO DECEMBER 1, 2006, THE INDEBTEDNESS MAY BE PREPAID IN WHOLE OR IN PART WITHOUT THE CONSENT OF THE HOLDER AND WITHOUT PREPAYMENT PENALTY IF HUD DETERMINES THAT PREPAYMENT WILL AVOID A MORTGAGE INSURANCE CLAIM AND IS THEREFORE IN THE BEST INTEREST OF THE FEDERAL GOVERNMENT.

4. HUD PRIOR APPROVAL. In addition to the limitations set forth in Paragraph 2 hereof, the Maker may not prepay the Note in whole or in part prior to the fifth anniversary of commencement of amortization without the prior written approval of the Secretary and such written approval will be expressly based upon the existence of one of the following:

  the mortgagor has entered into an agreement with the Secretary to maintain the property as rental housing for the remainder of the specified five year period;

  the Secretary has determined that the conversion of the property to cooperative or condominium ownership is sponsored by a bona fide tenants' organization representing a majority of the households in the project; the Secretary has determined that continuation of the property as rental housing is unnecessary to assure adequate rental housing opportunity for low and moderate income people in the community; or

  the Secretary has determined that continuation of the property as rental housing would have an undesirable and deleterious effect on the surrounding neighborhood.

5. MAKER'S EXCULPATION. Notwithstanding any other provisions contained in the Note, it is agreed that the execution of the Note shall impose no personal liability on the Maker hereof, or its partners, or its or their successors and assigns, for payment of the indebtedness evidenced hereby and in the event of a default, the holder of the Note shall look solely to the property described in the Mortgage and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the Maker hereof, or its partners, or its or their successors and assigns, except such judgment or decree as will be necessary to foreclose and bar its interest in the property mortgaged, pledged, conveyed or assigned to secure payment of the Note, except as set out in the Mortgage of even date given to secure the indebtedness.


ATTEST:                                 WATERFORD SQUARE APARTMENTS, a
                                        California general partnership


                                        By:  Angeles Realty Corporation II, a
                                        California corporation, Managing General
                                        Partner


/s/ Kelley M. Beuchler                  By:   /s/ Robert D. Long, Jr.
Kelley M. Beuchler                            Robert D. Long, Jr.
Assistant Secretary                           Vice President